SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Ohio Tax Exempt Income Fund -- Class A
Fiscal period ending: 5/31/95
Inception date (if less than 10 years of performance):
10/23/89

TOTAL RETURN

Formula  --  Average Annual Total Return: ERV = P(1+T)^n

n   = Number of Time Periods     1 Year   5 Years      10 Years*

P   = Initial Investment         $1,000   $1,000       $1,000

ERV = Ending Redeemable Value    $1,029   $1,404       $1,446


T   = Average Annual
      Total Return                   +2.90%    +7.02%    +6.80%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $946,318

Expenses                         $127,506

Reimbursement                    $0

Average shares                   21,645,396

NAV                              $8.95

Sales Charge                      4.75%

POP                              $9.40

Yield at POP                     4.88%

TAX-EXEMPT EQUIVALENT YIELD

Formula:        30 day yield
               ---------------          =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.88%               4.88%
------       =      ------              =     8.73%
1-44.13%            55.87%

            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Ohio Tax Exempt Income Fund -- Class B
Fiscal period ending: 5/31/95
Inception date (if less than 10 years of performance):
7/15/93

TOTAL RETURN

Formula  --  Average Annual Total Return:   ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     5 Years   10 Years*

P   = Initial Investment         $1,000     n/a       $1,000

ERV = Ending Redeemable Value    $1,024      n/a      $1,027
    $

T   = Average Annual
      Total Return                   +2.39%  n/a       +1.44%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $157,902

Expenses                         $38,388

Reimbursement                    $0

Average shares                   3,614,932

NAV                              $8.94

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.48%

TAX-EXEMPT EQUIVALENT YIELD

Formula:        30 day yield
               ---------------          =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.48%               4.48%
------       =      ------              =      8.02%
1-44.13%            55.87%
            SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Ohio Tax Exempt Income Fund -- Class M
Fiscal period ending: 5/31/95
Inception date (if less than 10 years of performance):
4/1/95

TOTAL RETURN

Formula  --  Cumulative Total Return:       ERV = P(1+T)^n

n   = Number of Time Periods     1 Year     5 Years   10 Years*

P   = Initial Investment         n/a        n/a       $1,000


ERV = Ending Redeemable Value    n/a        n/a       $997

T   = Cumulative
      Total Return                n/a        n/a       -0.26%*

                   *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                   POP x Average shares


Interest and Dividends           $5

Expenses                         $1

Reimbursement                    $0

Average shares                   115

NAV                              $8.95

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.63%

TAX-EXEMPT EQUIVALENT YIELD

Formula:        30 day yield
               ---------------          =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.47%               4.47%
------       =      ------              =       8.00%
1-44.13%            55.87%